UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   January 6, 2017

_________________________

NEXEON MEDSYSTEMS INC

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55655	81-0756622
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1708 Jaggie Fox Way Lexington, Kentucky	40511
(Address of Principal Executive Offices)	(Zip Code)

844-919-9990

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

1

Item 1.01	Entry into a Material Definitive Agreement.

Stock Exchange Agreement

On January 6, 2017, (the "Effective Date), Nexeon MedSystems Inc (“Nexeon”), and Rosellini Scientific LLC, a Texas limited liability company ("RS"), entered into a Stock Exchange Agreement (the “Agreement”). Subject to the terms and conditions set forth the Agreement, on the Effective Date, RS sold, transferred, and assigned to Nexeon all of its right, title and interest in and to 100 shares of common stock of MicroTransponder Inc., a Delaware corporation (the "MTI Shares") in exchange for 591 shares of common stock of Emeritus Clinical Solutions, Inc. (formerly Telemend, Inc.), a Texas corporation, owned by Nexeon and Nexeon sold, transferred and assigned to RS 591 shares of common stock of Emeritus Clinical Solutions, Inc. (the “Emeritus Shares”) in exchange for the 100 MTI Shares (the MTI Shares and Emeritus Shares are collective referred to as the “Exchange Shares”). The value of the Emeritus Shares on the books of Nexeon as of the Effective Date was $120,611.

The Exchange Shares were duly authorized, validly issued, fully paid, and non-assessable, and were owned of record and beneficially by RS and Nexeon, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies, and other arrangements or restrictions of any kind (“Liens”). Upon consummation of the transactions pursuant to the Agreement, Nexeon owns the MTI Shares free and clear of any and all Liens and RS owns the Emeritus Shares free and clear of any and all Liens.

Nexeon acquired the MTI Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Nexeon acknowledges that the MTI Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the MIT Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption there from and subject to state securities laws and regulations, as applicable.

The foregoing description of the terms of the Stock Exchange Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the agreement itself, a copy of which is filed as Exhibit 10.1 to this report, and the terms of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Stock Exchange Agreement between Rosellini Scientific, LLC and Nexeon Medsystems Inc

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEON MEDSYSTEMS INC

	By:	/s/ Ronald Conquest
Date: January 19, 2017		Ronald Conquest
Executive Vice President of Finance

3